UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 20, 2009
CHIEF CONSOLIDATED MINING COMPANY
(Exact Name of Issuer as Specified in Charter)

Arizona	001-01761	87-0122295
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

890-999 West Hastings Street Vancouver BC Canada (Address of Principal Executive Offices)	V6C 2W2 (Zip Code)
604-682-2168
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election if Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 20, 2009, the Registrant’s Board of Directors accepted the resignation of Mr. Paul Eagland as President. Mr. Gordon Blankstein continues as the Chairman and Chief Executive Officer of the Registrant.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIEF CONSOLIDATED MINING COMPANY
Date: March 26, 2009	By:	/s/ W. GORDON BLANKSTEIN
		Name:	W. Gordon Blankstein
		Title:	Chief Executive Officer